Exhibit 10.4B

Amendment No. 1 to

EXCLUSIVE PATENT LICENSE AGREEMENT

This agreement (“Amendment No. 1”) amends that certain Exclusive Patent License Agreement by and between the University of Washington, a public institution of higher education and an agency of the state of Washington (“University”) and Achaogen, Inc., a corporation organized under the laws of the state of Delaware (“Company”) effective December 1, 2006 (the “Original License Agreement”). This Amendment No. 1 shall be effective as of March 1, 2009 (the “Amendment No. 1 Effective Date”).

WHEREAS Section 4.1 of the Original License Agreement, considered together with Sections A3.1.2 and A3.1.3 of Exhibit A of the Original License Agreement contemplate that after December 1, 2008, the Company will reimburse the University for certain Patent Expenses incurred prior to the effective date of the Original License Agreement up to an amount of [***], and may make such reimbursement payments in [***].

WHEREAS pursuant to Sections A3.1.2 and A3.1.3 of Exhibit A of the Original License Agreement, Achaogen has paid [***] in an amount of [***] toward reimbursement of the University for such Patent Expenses incurred prior to the effective date of the Original License Agreement,

WHEREAS the parties are mutually agreeable to defer further payments for the remaining [***] contemplated under Sections A3.1.2 and A3.1.3 of Exhibit A of the Original License Agreement,

WHEREFORE the parties, intending to be legally bound, acknowledge and agree as follows:

1. The rights and obligations of the parties shall be governed by the terms and conditions of the Original License Agreement and this Amendment No. 1. All capitalized terms used in this Amendment No. 1 and not defined herein shall have the same meaning as set forth in the Original License Agreement.

2. The Original License Agreement is hereby amended by amending and restating the second sentence of Section A3.1.3 of Exhibit A of the Original License Agreement in its entirety as follows:

“Such payment of past Patent Expenses will occur in [***] due and payable as set forth in the following Table A3.1.3.”

3. The Original License Agreement is hereby amended by adding the following Table A3.1.3 to Section A3.1.3 of Exhibit A of the Original License Agreement:

Table A3.1.3

[***]

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

UW/Achaogen Amendment No.1

UW Reference [***]

4. For clarity, except as set forth in paragraphs 2 and 3 hereof, no amendment or modification is made to any other portion of Section A3.1.3 of Exhibit A of the Original License Agreement.

5. All other terms and conditions of the Original License Agreement shall remain in full force and effect.

6. Duplicate executed originals of this Amendment No. 1 are provided, each of which shall be deemed an original, but both of which together shall constitute the same instrument.

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 effective as of the Amendment No. 1 Effective Date.

University of Washington		Achaogen, Inc.

By:	/s/ Fiona Wills	By:	/s/ John Hollway
Name:	Fiona Wills, Ph.D. MBA	Name:	John F. Hollway
Title:	Director of Technology Licensing	Title:	SVP, Corporate Development
Date:	08/18/09	Date:	8/19/09

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

UW/Achaogen Amendment No.1

UW Reference [***]